Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51691), as amended, of the Triton Energy Corporation 401(k) Savings Plan of our report dated June 13, 1997 appearing on
page  F-2  of    this  Annual  Report  on  Form  11-K.






PRICE  WATERHOUSE  LLP
Dallas,  Texas
June    23,  1997